Offerings - Offering: 1	Sep. 24, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	4,601
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 4,601,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 679.11
Offering Note	Fee Rule 457(r)